Exhibit 31.2

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO

17 CFR 240.13a-14(a)/15(d)-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jason Taubman Kalisman, certify that:

1. I have reviewed this amendment to the annual report on Form 10-K of Morgans Hotel Group Co. for the fiscal year ended December 31, 2012; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Jason Taubman Kalisman
Jason Taubman Kalisman
Interim Chief Executive Officer

Date: October 1, 2013